[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) INTERMEDIATE
                     INCOME TRUST

                     SEMIANNUAL REPORT o APRIL 30, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 18
Trustees and Officers ..................................................... 27

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, and MFS(R) Heritage Trust Company(SM).
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[PHOTO OF JEFFREY L. SHAMES]
     Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-May, many U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended March 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.9%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors.
As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 15, 2002

(1)  Source: Lipper Inc.

(2)  Source: Weisenberger.

(3) For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

     The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[PHOTO OF JAMES J. CALMAS]
      James J. Calmas

Dear Shareholders,
For the six months ended April 30, 2002, the trust provided a total return of 1.80% based on its beginning and ending stock market prices and assuming the reinvestment of any dividends and capital gain distributions paid during the period. The trust's total return based on its net asset value (NAV) was 0.27%. These returns compare to returns of -0.10% and -2.19%, respectively, for the trust's benchmarks, the Salomon Brothers Medium Term (1- to 10-year) Treasury Government Sponsored Index (the Salomon Index), and the J.P. Morgan Non-Dollar Government Bond Index (the Morgan Index). The Salomon Index includes bonds issued by the U.S. government or by government agencies with a maturity range greater than or equal to one year, and less than 10 years. The Morgan Index is an unmanaged aggregate index of actively traded government bonds issued from 12 countries (excluding the United States) with remaining maturities of at least one year.

At the beginning of the period, short-term interest rates had fallen to levels not seen since the early 1960s and bond yields moved lower as their prices moved higher. This came after a series of Federal Reserve Board (Fed) interest rate cuts designed to avoid recession, and the tragic events of September 11\t/\h/, when the Fed stepped in again to avoid a dramatic downturn. In this environment of lower yields and higher prices, the trust slightly reduced its duration, a measure of interest rate sensitivity, to approximately 3.7. We also continued to look for opportunities, particularly in the mortgage-backed sector, in order to add yield to the portfolio. Toward the end of the year, interest rates and bond yields grew more volatile based on changing sentiment about the strength of the economy and the future direction of interest rates.

Mortgage-backed securities contributed positively to performance, particularly during the last four months of the period. Homeowner refinancings and prepayment have become less prevalent now that there has been upward pressure on interest rates. Prepayment occurs when homeowners refinance their mortgages, causing the mortgage pools that make up the securities to prepay. Investors generally dislike prepayments because it potentially forces them to reinvest at lower interest rates. In addition, mortgages are considered to be high-quality assets in this uncertain environment and thus, there has been solid demand from banks and other financial institutions, particularly given uncertainty in the corporate sector.

Government agency securities, i.e., those issued by FNMA, GNMA, FHLMC, etc., were also strong performers during the period. In our opinion, the agency market also benefited from this more risk-averse environment where investors were seeking higher-quality investment options. In addition, agency securities rebounded earlier in the year when the agencies made some conciliatory moves to address questions that had arisen around their implicit government backing.

Our international position was helped by our belief in a strong dollar over the last six months. With most of our international holdings hedged back to dollars, we invested mainly in the United States, Australia, and New Zealand. Due to their more stable economies, these holdings contributed positively to performance. Another country where we found opportunity was Canada, an area we considered to be undervalued. The Canadian dollar has been weak but the Canadian economy remained strong, with little inflation and strong fundamentals. Throughout the period, we invested overseas only if we felt these opportunities would outperform domestic bonds.

Our small but well-diversified emerging market holdings were strong performers over the period, particularly in Russia and Mexico. These countries performed well because their geo-political situations were improving and as a result, they became upgrade candidates. In fact, Mexico's bond rating was upgraded, crossing over from below-investment grade to investment grade. When a bond is upgraded, it is considered less risky and therefore its price rises.

Over the past six months, we primarily owned shorter-maturity securities which performed well, given how steep the yield curve -- a representation of the difference between short- and long-term rates -- had become and the better performance of shorter maturities. We now expect rates to rise and short-term rates to be hurt more than longer rates. We will position the portfolio accordingly.

The manufacturing sector continued to show signs of improvement and economic reports have generally been better than anticipated. In this environment, it's not clear that the Fed can remain as accommodative as they have been with regard to interest rates. Yet, we also believe that the Fed is unlikely to raise interest rates while questions about the recovery continue and inflation remains well contained. We feel that the market has built in more of a Fed tightening than we think will occur and therefore, bonds continue to offer the possibility of positive returns in a relatively unstable economic environment.

Going forward, we plan to reduce our exposure to U.S. Treasuries and maintain our position in mortgage-backed and agency holdings since we believe these sectors may outperform Treasuries. In general, our outlook for international markets is very positive, and we believe a number of catalysts are in place that will help produce sustained growth around the world. We expect to increase non-dollar exposure in Canada and Europe as a defensive play, and we continue to see opportunity in Russia and Mexico.

    Respectfully,

/s/ James J. Calmas

    James J. Calmas
    Portfolio Manager

Effective March 18, 2002, James J. Calmas became portfolio manager of the trust.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

ADDRESS CHANGE
Please use our new mailing address, effective immediately.
State Street Bank & Trust Company
c/o MFS Service Center, Inc.
P.O. Box 55024
Boston, MA 02205-5024

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   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JAMES J. CALMAS IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE LIMITED MATURITY PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE INVESTMENT PRODUCTS. HE IS A MEMBER OF THE MFS FIXED INCOME STRATEGY GROUP.

   JIM JOINED MFS IN 1988 AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1993, AND PORTFOLIO MANAGER IN 1998.

   HE IS A GRADUATE OF DARTMOUTH COLLEGE AND HOLDS AN M.B.A. DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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In accordance with Section 23(c) of the Investment Company Act of 1940, the
trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: To preserve capital and provide high current income.

NEW YORK STOCK EXCHANGE SYMBOL: MIN

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   PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

   (For the six months ended April 30, 2002)

   NET ASSET VALUE PER SHARE
   October 31, 2001                                                 $7.54
   April 30, 2002                                                   $7.32

   NEW YORK STOCK EXCHANGE PRICE
   October 31, 2001                                                 $6.95
   November 7, 2001 (high)*                                         $7.00
   December 17, 2001 (low)*                                         $6.52
   April 30, 2002                                                   $6.85

   *For the period November 1, 2001, through April 30, 2002
--------------------------------------------------------------------------------

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities, which may include futures and options. These types of hedging instruments can increase price fluctuation.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

These risks may increase share price volatility. See the prospectus for details.

NUMBER OF SHAREHOLDERS

As of April 30, 2002, our records indicate that there are 9,692 registered shareholders and approximately 60,500 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater.
Twice each year you can also buy shares. Investments from $100 to $2,500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2002

Bonds - 97.4%
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                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------------------
U.S. Bonds - 84.0%
  Corporate Asset-Backed - 2.4%
    Commercial Mortgage Corp., 1.222s, 2008                            $107,302       $  5,693,992
    Commercial Mortgage Corp., 6.04s, 2030                                6,000          6,069,120
    DLJ Commercial Mortgage Corp., 0s, 2005 (interest only)              95,100          2,264,864
    Falcon Auto Dealership LLC, 3.406s, 2023                             18,141          2,647,509
    First Union Lehman Brothers Bank, 6.56s, 2035                         5,000          5,261,610
                                                                                      ------------
                                                                                      $ 21,937,095
----------------------------------------------------------------------------------------------------
  Small Business Administration - 4.3%
    SBA, 7.64s, 2010                                                   $  9,314       $ 10,199,796
    SBA, 5.34s, 2021                                                     10,000          9,620,010
    SBA, 6.34s, 2021                                                      4,272          4,371,040
    SBA, 6.35s, 2021                                                      6,694          6,850,858
    SBA, 6.44s, 2021                                                      3,941          4,051,695
    SBA, 6.625s, 2021                                                     4,437          4,601,856
                                                                                      ------------
                                                                                      $ 39,695,255
----------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 49.2%
    FHLMC, 7s, 2010                                                    $ 44,000       $ 48,255,680
    FHLMC, 5.75s, 2012                                                   30,833         30,948,624
    FNMA, 3.875s, 2005                                                   21,450         21,399,807
    FNMA, 5.5s, 2006                                                     22,500         23,308,650
    FNMA, 5.75s, 2010                                                     3,650          3,376,384
    FNMA, 5.859s, 2006                                                    6,937          7,151,017
    FNMA, 6s, 2008                                                       10,000         10,437,500
    FNMA, 6s, 2016                                                       21,406         21,724,549
    FNMA, 6.5s, 2016 - 2031                                              51,999         52,917,146
    FNMA, 6.956s, 2007                                                    5,434          5,838,434
    FNMA, 7.125s, 2005                                                   18,400         19,923,704
    GNMA, 6.5s, 2028 - 2029                                              39,300         39,967,591
    GNMA, 6.5s, 2032                                                      8,224          8,346,492
    GNMA, 7s, 2031 - 2032                                                66,207         68,307,608
    GNMA, 7s, 2023 - 2025                                                40,767         42,352,169
    GNMA, 7.5s, 2022 - 2026                                              14,166         14,881,691
    GNMA, 7.5s, 2027                                                      8,490          8,917,415
    GNMA, 8.5s, 2003 - 2007                                                 654            704,328
    GNMA, 8.5s, 2008                                                        194            209,260
    GNMA, 8.5s, 2009                                                      4,904          5,201,263
    GNMA, 8.5s, 2026                                                      3,901          4,136,011
    HUD, 5.53s, 2008                                                     11,000         11,697,813
    HUD, 7.198s, 2009                                                     6,000          6,564,180
                                                                                      ------------
                                                                                      $456,567,316
----------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 28.1%
    U.S. Treasury Bonds, 11.875s, 2003                                 $ 11,000       $ 12,483,240
    U.S. Treasury Bonds, 12.375s, 2004                                   34,500         40,656,180
    U.S. Treasury Bonds, 10.375s, 2009                                   26,050         30,197,681
    U.S. Treasury Bonds, 13.875s, 2011                                   25,500         34,408,935
    U.S. Treasury Bonds, 10.375s, 2012#                                  55,600         70,490,236
    U.S. Treasury Bonds, 12s, 2013                                       52,500         72,441,600
                                                                                      ------------
                                                                                      $260,677,872
----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $778,877,538
----------------------------------------------------------------------------------------------------
Foreign Bonds - 13.4%
  Brazil - 0.7%
    Banco Nacional de Desenvolvi, 12.262s, 2008 (Banks &
      Credit Cos.)##                                                   $  2,352       $  2,238,732
    Federal Republic of Brazil, 11s, 2012                                   675            600,750
    Federal Republic of Brazil, 3.063s, 2024                              4,828          3,466,248
                                                                                      ------------
                                                                                      $  6,305,730
----------------------------------------------------------------------------------------------------
  Bulgaria - 0.5%
    Republic of Bulgaria, 7.5s, 2013                                 EUR  2,446       $  2,105,557
    Republic of Bulgaria, 8.25s, 2015                                  $  2,409          2,312,640
                                                                                      ------------
                                                                                      $  4,418,197
----------------------------------------------------------------------------------------------------
  Canada - 5.2%
    Government of Canada, 5.75s, 2006                                CAD 12,826       $  8,399,827
    Government of Canada, 5.25s, 2008                                    20,942         21,115,148
    Government of Canada, 5.5s, 2009                                     14,123          9,027,583
    Government of Canada, 5.5s, 2010                                     14,555          9,238,720
                                                                                      ------------
                                                                                      $ 47,781,278
----------------------------------------------------------------------------------------------------
  Dominican Republic - 0.3%
    Republic of Dominican, 9.5s, 2006                                  $  2,363       $  2,504,780
----------------------------------------------------------------------------------------------------
  France
    Societe Generale Capital Trust I, 7.875s, 2049 (Banks)           GBP    375       $    370,050
----------------------------------------------------------------------------------------------------
  Germany - 2.5%
    Federal Republic of Germany, 4.75s, 2008                         EUR 14,719       $ 13,137,832
    KFW International Finance, Inc., 4.25s, 2005
      (Financial Institutions)                                         $ 10,000         10,041,800
                                                                                      ------------
                                                                                      $ 23,179,632
----------------------------------------------------------------------------------------------------
  Kazakhstan
    Kaztransoil Co., 8.5s, 2006 (Oil Services)##                     KTS    137       $    134,603
----------------------------------------------------------------------------------------------------
  Malaysia - 0.2%
    Petroliam Nasional Berhad, 7.75s, 2015 (Oils)                      $  1,681       $  1,791,623
----------------------------------------------------------------------------------------------------
  Mexico - 1.0%
    BBVA Bancomer Capital Trust I, 10.5s, 2011 (Banks & Credit Cos.)## $  3,993       $  4,412,265
    Pemex Project Funding Master Trust, 9.125s, 2010 (Oil)                1,036          1,136,513
    Petroleos Mexicanos, 9.375s, 2008 (Oil Services)                      2,318          2,567,185
    Petroleos Mexicanos, 9.5s, 2027 (Oil Services)                          560            627,200
    United Mexican States, 11.5s, 2026                                      678            904,113
                                                                                      ------------
                                                                                      $  9,647,276
----------------------------------------------------------------------------------------------------
  New Zealand - 0.5%
    Government of New Zealand, 8s, 2006                              NZD  9,120       $  4,300,006
----------------------------------------------------------------------------------------------------
  Panama - 0.3%
    Republic of Panama, 9.625s, 2011                                   $  1,268       $  1,321,890
    Republic of Panama, 10.75s, 2020                                      1,629          1,840,770
                                                                                      ------------
                                                                                      $  3,162,660
----------------------------------------------------------------------------------------------------
  Peru - 0.1%
    Republic of Peru, 4s, 2017                                         $  1,602       $  1,185,480
----------------------------------------------------------------------------------------------------
  Philippines - 0.2%
    Republic of Philippines, 8.375s, 2009                              $  1,939       $  1,963,238
----------------------------------------------------------------------------------------------------
  Russia - 0.6%
    Ministry of Finance, 12.75s, 2028                                  $  2,627       $  3,204,940
    Mobile Telesystems Finance S.A., 10.95s, 2004 (Telecom - Wireless)    1,835          1,894,637
                                                                                      ------------
                                                                                      $  5,099,577
----------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Hanvit Bank, 12.75s, 2010 (Banks & Credit Cos.)                    $  2,531       $  2,980,253
----------------------------------------------------------------------------------------------------
  Spain - 0.9%
    Kingdom of Spain, 7s, 2005                                         $  7,800       $  8,427,611
----------------------------------------------------------------------------------------------------
  Tunisia
    Banque Centrale De Tunisie, 7.375s, 2012 (Banks & Credit Cos.)     $    197       $    194,538
----------------------------------------------------------------------------------------------------
  Turkey - 0.1%
    Republic of Turkey, 11.875s, 2030                                  $  1,182       $  1,229,280
----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                   $124,675,812
----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $882,065,391)                                           $903,553,350
----------------------------------------------------------------------------------------------------
Warrants
----------------------------------------------------------------------------------------------------
                                                                         SHARES
----------------------------------------------------------------------------------------------------
Foreign Bonds
    United Mexican States (Identified Cost, $0)*                      5,057,000       $      7,585
----------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.9%
----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 04/30/02, due 05/01/02, total to
      be received $7,816,419 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                 $  7,816       $  7,816,000
----------------------------------------------------------------------------------------------------
Short-Term Obligations - 3.0%
----------------------------------------------------------------------------------------------------
    Federal National Mortgage Association Discount Notes,
      1.75s, due 5/08/02, at Amortized Cost                            $ 28,000       $ 27,990,472
----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $917,871,863)                                     $939,367,407

Other Assets, Less Liabilities - (1.3)%                                                (11,979,352)
----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $927,388,055
----------------------------------------------------------------------------------------------------

 *Non-income producing security.
 #Security segregated as collateral for an open futures contract.
##SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.
AUD          = Australian Dollars          GBP     = British Pounds
CAD          = Canadian Dollars            NZD     = New Zealand Dollars
DKK          = Danish Kroner               KTS     = Kazakhstan Tenge
EUR          = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
APRIL 30, 2002
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $917,871,863) $ 939,367,407 Investments of cash collateral for securities loaned,
    (at value and identified cost)                             116,269,894
  Cash                                                              21,975
  Receivable for investments sold                               10,214,870
  Net receivable for forward currency exchange contracts           446,934
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                 608,419
  Interest receivable                                           16,935,005
  Other assets                                                      14,405
                                                            --------------
      Total assets                                          $1,083,878,909
                                                            --------------
Liabilities:
  Payable to dividend disbursing agent                          $  363,752
  Collateral for securities loaned, at value                   116,269,894
  Payable for fund shares reacquired                                    20
  Payable for investments purchased                             38,175,328
  Payable for daily variation margin on open futures
contracts                                                           24,375
  Net payable for forward foreign currency exchange
    contracts                                                      707,298
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements                 352,817
  Payable to affiliates -
    Management fee                                                  33,196
    Transfer and dividend disbursing agent fee                      15,807
    Administrative fee                                                 445
  Accrued expenses and other liabilities                           547,922
                                                            --------------
      Total liabilities                                     $  156,490,854
                                                            --------------
Net assets                                                  $  927,388,055
                                                            ==============

Net assets consist of:
  Paid-in capital                                           $  989,770,565
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies             20,271,179
  Accumulated net realized loss on investments and
    foreign currency transactions                              (77,107,527)
  Accumulated distribution in excess of net investment
    income                                                      (5,546,162)
                                                            --------------
      Total                                                 $  927,388,055
                                                            ==============
Shares of beneficial interest outstanding
  (135,059,966 issued, less 8,404,650 treasury shares)        126,655,316
                                                              ===========
Net asset value
  (net assets / shares of beneficial interest outstanding)      $7.32
                                                                =====
See notes to financial statements.

Statement of Operations (Unaudited)
---------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2002
---------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                  $  28,697,011
    Dividends                                                         8,678
                                                              -------------
      Total investment income                                 $  28,705,689
                                                              -------------
  Expenses -
    Management fee                                            $   3,313,359
    Trustees' compensation                                           89,581
    Transfer and dividend disbursing agent fee                       93,029
    Administrative fee                                               53,285
    Investor communication expense                                  327,198
    Custodian fee                                                   211,422
    Auditing fees                                                    24,034
    Postage                                                          23,408
    Printing                                                         32,552
    Legal fees                                                        2,582
    Miscellaneous                                                   131,206
                                                              -------------
      Total expenses                                          $   4,301,656
    Fees paid indirectly                                            (21,333)
                                                              -------------
      Net expenses                                            $   4,280,323
                                                              -------------
        Net investment income                                 $  24,425,366
                                                              -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                   $  (3,018,068)
    Written option transactions                                     238,951
    Foreign currency transactions                                   589,627
                                                              -------------

      Net realized loss on investments and foreign currency
      transactions                                            $  (2,189,490)
                                                              -------------
  Change in unrealized depreciation -
    Investments                                               $ (20,022,689)
    Written options                                                (175,479)
    Futures contracts                                            (1,247,656)
    Translation of assets and liabilities in foreign
      currencies                                                   (911,282)
                                                              -------------
      Net unrealized loss on investments and foreign
        currency translation                                  $ (22,357,106)
                                                              -------------
        Net realized and unrealized loss on investments and
          foreign currency                                    $ (24,546,596)
                                                              -------------
          Decrease in net assets from operations              $    (121,230)
                                                              =============
See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED
                                                               APRIL 30, 2002                 YEAR ENDED
                                                                  (UNAUDITED)           OCTOBER 31, 2001
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $  24,425,366             $   61,439,320
  Net realized gain (loss) on investments and foreign
    currency transactions                                          (2,189,490)                 5,959,378
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          (22,357,106)                54,572,562
                                                                -------------             --------------
    Increase (decrease) in net assets from operations           $    (121,230)            $  121,971,260
                                                                -------------             --------------
Distributions declared to shareholders -
  From net investment income                                    $ (28,280,572)            $  (61,231,925)
                                                                -------------             --------------
Trust share (principal) transactions -
  Cost of shares reacquired                                     $  (3,205,280)            $   (7,552,898)
                                                                -------------             --------------
      Total increase (decrease) in net assets                   $ (31,607,082)            $   53,186,437
Net assets:
  At beginning of period                                          958,995,137                905,808,700
                                                                -------------             --------------

  At end of period (including accumulated distributions in
    excess of net investment income of $5,546,162 and
    $1,690,956, respectively)                                   $ 927,388,055             $  958,995,137
                                                                =============             ==============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                            SIX MONTHS ENDED        ---------------------------------------------------------------------------
                              APRIL 30, 2002              2001             2000             1999            1998           1997
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                             $  7.54           $  7.06          $  7.25          $  7.75         $  7.76        $  7.82
                                     -------           -------          -------          -------         -------        -------
Income from investment operations# -
  Net investment income(S)(S)        $  0.19           $  0.48          $  0.49          $  0.49         $  0.51        $  0.54
  Net realized and unrealized
    loss on investments and
    foreign currency
    transactions                       (0.19)             0.48            (0.20)           (0.53)          (0.01)         (0.05)
                                     -------           -------          -------          -------         -------        -------
      Total from investment
        operations                   $  0.00           $  0.96          $  0.29         $  (0.04)        $  0.50        $  0.49
                                     -------           -------          -------          -------         -------        -------

Less distributions declared to shareholders -
  From net investment income         $ (0.22)          $ (0.49)         $ (0.33)         $ (0.45)        $ (0.46)       $ (0.54)
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                        --                --               --               --              --            (0.04)
  From paid in capital                  --                --              (0.21)           (0.05)          (0.05)          --
                                     -------           -------          -------          -------         -------        -------
      Total distributions
        declared to
        shareholders                 $ (0.22)          $ (0.49)         $ (0.54)         $ (0.50)        $ (0.51)       $ (0.58)
                                     -------           -------          -------          -------         -------        -------

Net increase from repurchase of
  capital shares                     $  0.00+++        $  0.01          $  0.06          $  0.04         $  0.00+++     $  0.03
                                     -------           -------          -------          -------         -------        -------
Net asset value - end of period      $  7.32           $  7.54          $  7.06          $  7.25         $  7.75        $  7.76
                                     -------           -------          -------          -------         -------        -------
Per share market value - end of
  period                             $ 6.850           $ 6.950          $ 6.375          $ 6.250         $ 6.938        $ 7.000
                                     =======           =======          =======          =======         =======        =======
Total return at market value            1.80%++          16.93%           10.95%           (2.92)%          6.56%          6.46%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                            0.93%+            0.93%            0.95%            0.93%           0.91%          0.91%
  Net investment income(S)(S)           5.30%+            6.62%            6.93%            6.57%           6.59%          6.92%
Portfolio turnover                        71%               72%              93%              85%            184%           213%
Net assets at end of period
  (000,000 Omitted)                     $927              $959             $906             $977          $1,091         $1,098

     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data is are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective November 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the six months ended April 30, 2002, was the decrease net investment income per share by $0.03, and increase realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets by 0.81%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Intermediate Income Trust (the trust) is a non-diversified series of MFS Series Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, and options contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS trust selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan.

Written Options - The trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the trust. The trust as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the trust's management on the direction of interest rates.

Futures Contracts - The trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the trust is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the trust each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the trust. The trust's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the trust relative position in one or more currencies without buying and selling portfolio assets. Investments in index contracts or contracts on related options for purposes other than hedging, may be made when the trust has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the trust may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the trust and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At April 30, 2002, the value of securities loaned was $113,986,707. These loans were collateralized by cash of $116,269,894 which was invested in the following short-term obligations:

ISSUER                                               SHARES             VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    116,269,894      $116,269,894

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the trust at a future date, usually beyond customary settlement time.

The trust may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The trust holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the trust may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the trusts' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

The trust may enter into "TBA" (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended October 31, 2001 and October 31, 2000 was as follows:

                                    OCTOBER 31, 2001          OCTOBER 31, 2000
------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                      $61,231,925               $42,804,474
    Tax return of capital                     --                    27,519,561
                                         -----------               -----------
Total distributions declared             $61,231,925               $70,324,035
                                         ===========               ===========

As of October 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                $      --
          Undistributed long-term capital gain                --
          Capital loss carryforward                     (47,525,556)
          Unrealized gain                                14,279,337
          Other temporary differences                      (734,495)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

            EXPIRATION DATE
            ------------------------------------
            October 31, 2002         $ 3,662,159
            October 31, 2003           6,526,984
            October 31, 2004             645,525
            October 31, 2006          13,874,621
            October 31, 2007          11,376,973
            October 31, 2008          11,439,294
                                     -----------
              Total                  $47,525,556
                                     ===========

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the trust's, average daily net assets and 5.65% of investment income.

The trust pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the trust that will fluctuate with the performance of the trust.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust pays MFS an administrative fee at the following annual percentages of the trust's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                     $520,156,354      $545,707,769
                                               ------------      ------------
Investments (non-U.S. government securities)   $130,030,248      $116,039,963
                                               ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $917,877,027
                                                              ------------
Gross unrealized appreciation                                 $ 46,018,318
Gross unrealized depreciation                                  (24,527,938)
                                                              ------------
    Net unrealized appreciation                               $ 21,490,380
                                                              ============

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized 135,059,966 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                                SIX MONTHS ENDED APRIL 30, 2002  YEAR ENDED OCTOBER 31, 2001
                                -------------------------------  ---------------------------
                                   SHARES                AMOUNT     SHARES            AMOUNT
--------------------------------------------------------------------------------------------
Treasury shares acquired          480,000            $3,205,280  1,151,500        $7,552,898
                                  -------            ----------  ---------        ----------

In accordance with the provisions of the trust's prospectus, 480,000 shares of beneficial interest were purchased by the trust during the six months ended April 30, 2002 at an average price per share of $6.67 and a weighted average discount of 8.54% per share. The trust repurchased 1,151,500 shares of beneficial interest during the year ended October 31, 2001, at an average price per shares of $6.56 and a weighted average discount of 8.63% per share.

(6) Line of Credit
The trust and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the six months ended April 30, 2002, was $4,926. The trust had no borrowings during the period.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                                  NUMBER OF                    PREMIUMS
                                                                  CONTRACTS                     RECEIVED
---------------------------------------------------------------------------------------------------------
Outstanding, beginning of period                                          1                   $ 238,950
Options terminated in closing transactions                               (1)                   (238,950)
                                                                         --                   ---------
Outstanding, end of period                                               --                   $   --
                                                                         ==                   =========

At April 30, 2002, the trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                                                                                UNREALIZED
                                    CONTRACTS TO                            CONTRACTS         APPRECIATION
         SETTLEMENT DATE         DELIVER/RECEIVE    IN EXCHANGE FOR          AT VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales
                06/18/02        AUD   16,961,334        $ 8,776,271       $ 9,073,966           $(297,695)
                06/18/02        CAD   60,574,593         38,411,664        38,618,603            (206,939)
                06/18/02        NZD   10,395,536          4,444,404         4,625,089            (180,685)
                                                        -----------       -----------           ---------
                                                        $51,632,339       $52,317,658           $(685,319)
                                                        ===========       ===========           =========
Purchases
                06/18/02        AUD   17,164,087        $ 9,204,413       $ 9,182,434            $(21,979)
                06/18/02        CAD   50,987,623         32,086,875        32,506,547             419,672
                06/18/02        DKK    8,082,363            949,470           976,732              27,262
                                                        -----------       -----------           ---------
                                                        $42,240,758       $42,665,713           $ 424,955
                                                        ===========       ===========           =========

At April 30, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $3,920 with C.S. First Boston and $604,499 with UBS Warburg and a net payable of $233,672 with Deutsche Bank and $119,145 with Merrill Lynch.

At April 30, 2002, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts

                                                                                                         UNREALIZED
DESCRIPTION                                     EXPIRATION         CONTRACTS          POSITION       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes 5 Yr Futures                      6/02               520             Short         ($1,247,656)

At April 30, 2002, the trust had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Change in Accounting Principle
As required, effective November 1, 2001, the trust adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to November 1, 2001, the fund did not amortize premium nor accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $27,387,322 reduction in cost of securities and a corresponding $27,387,322 increase in net unrealized appreciation, based on securities held by the fund on November 1, 2001.

The effect of this change for the six months ended April 30, 2002 was to decrease net investment income by $3,748,604, decrease net unrealized depreciation by $3,594,112, and increase net realized gains by $154,492. The Statement of Changes in Net Assets and Financial Highlights for prior periods has not been restated to reflect this change in presentation.

MFS(R) INTERMEDIATE INCOME TRUST

The following tables present certain information regarding the Trustees and officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").

  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust holds annual shareholder meetings for the purpose of electing Trustees. Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       TRANSFER AGENT, REGISTRAR AND DIVIDEND DISBURSING
Massachusetts Financial Services Company                 AGENT
500 Boylston Street                                      State Street Bank and Trust Company
Boston, MA 02116-3741                                    c/o MFS Service Center, Inc.
                                                         P.O. Box 55024
PORTFOLIO MANAGER                                        Boston, MA 02205-5024
James J. Calmas+                                         1-800-637-2304

CUSTODIAN
State Street Bank and Trust Company

+ MFS Investment Management

MFS(R) INTERMEDIATE INCOME TRUST                             -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116.                     MINCE-3 6/02 84M